Birmiwal Investment Trust

Birmiwal Oasis Fund

Supplement dated December 31, 2009

to the Prospectus dated August 1, 2009

Page 4 of the prospectus under “The Principal Investment Strategies and Policies of the Fund” is amended to include the following:

•  The Fund may invest in real estate investment trusts (REITs).

Page 8 of the prospectus under “The Principal Risks of Investing in the Fund” is amended to include the following:

Real Estate Investment Trusts (REITs)

While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its ability to purchase securities of companies in the real estate industry.  These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants, and changes in interest rates.

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This supplement and the Prospectus dated August 1, 2009 provide the information a prospective investor ought to know before investing and should be retained for future reference.